GTAT Investor Financial Summary - Unaudited

(dollars in millions except per share data)	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14	Q2 CY14	CY2012	CY2013	CY2014 YTD
Revenue by Segment	$ 353.9	$ 167.3	$ 110.1	$ 102.3	$ 57.8	$ 168.3	$ 40.3	$ 32.6	$ 22.5	$ 58.0	$ 733.5	$ 299.0	$ 80.5
Photovoltaic (PV)	$ 31.4	$ 9.4	$ 1.6	$ 6.6	$ 4.4	$ 11.4	$ 4.4	$ 11.3	$ 13.2	$ 11.0	$ 48.9	$ 31.5	$ 24.2
Polysilicon	$ 153.9	$ 121.5	$ 95.9	$ 89.3	$ 38.0	$ 150.8	$ 28.6	$ 2.5	$ 3.7	$ 2.8	$ 460.6	$ 219.8	$ 6.5
Sapphire	$ 168.6	$ 36.3	$ 12.6	$ 6.5	$ 15.4	$ 6.2	$ 7.4	$ 18.8	$ 5.6	$ 44.2	$ 224.0	$ 47.8	$ 49.8
Revenue by Geography	$ 353.9	$ 167.3	$ 110.1	$ 102.3	$ 57.8	$ 168.3	$ 40.3	$ 32.6	$ 22.5	$ 58.0	$ 733.5	$ 299.0	$ 80.5
Asia	$ 348.4	$ 163.6	$ 106.2	$ 99.5	$ 54.5	$ 164.7	$ 36.1	$ 28.7	$ 20.3	$ 53.7	$ 717.8	$ 284.1	$ 74.0
U.S.	$ 2.9	$ 2.4	$ 2.3	$ 2.0	$ 2.8	$ 3.1	$ 3.3	$ 3.1	$ 1.5	$ 2.8	$ 9.6	$ 12.3	$ 4.3
Europe/ROW	$ 2.6	$ 1.2	$ 1.5	$ 0.9	$ 0.5	$ 0.5	$ 0.9	$ 0.7	$ 0.7	$ 1.5	$ 6.2	$ 2.6	$ 2.2
Non-GAAP Gross Profit*	$ 152.5	$ 60.6	$ 35.4	$ 33.5	$ 14.3	$ 58.9	$ 18.0	$ 6.8	$ 1.9	$ 14.6	$ 282.0	$ 98.0	$ 16.5
Non-GAAP Gross Margin %*	43.1%	36.2%	32.2%	32.7%	24.7%	35.0%	44.8%	21.0%	8.5%	25.2%	38.3%	32.5%	20.5%
Non-GAAP Operating Expenses*	$ 28.9	$ 28.9	$ 32.8	$ 39.3	$ 28.9	$ 32.0	$ 37.3	$ 42.8	$ 42.7	$ 33.6	$ 129.9	$ 140.9	$ 76.3
Non-GAAP Operating Income (loss) *	$ 123.6	$ 31.7	$ 2.7	$ (5.8)	$ (14.6)	$ 26.9	$ (19.2)	$ (35.9)	$ (40.8)	$ (19.0)	$ 152.1	$ (42.8)	$ (59.8)
Non-GAAP Net Income (loss) *	$ 86.0	$ 19.3	$ 0.7	$ (18.1)	$ (18.0)	$ 23.1	$ (22.6)	$ (38.8)	$ (43.2)	$ (22.3)	$ 87.9	$ (56.4)	$ (65.5)
Non-GAAP EPS*	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ (0.15)	$ 0.19	$ (0.18)	$ (0.31)	$ (0.32)	$ (0.16)	$ 0.73	$ (0.46)	$ (0.48)



Q2 2014 Revenue Mix
Photovoltaic (PV), 19%
Sapphire, 76%
Polysilicon, 5%



Q1 2014 Revenue Mix
Sapphire 25%
Polysilicon 16%
Photovoltaic (PV) 59%



Q2 CY 2014 Backlog
(in millions)
$628 Total
SAPPHIRE
$333
POLY
$292
PV
$3



Revenue and Non-GAAP Gross Margin
Revenue
Non-GAAP Gross Margin %*



Non-GAAP EPS
Diluted shares Outstanding
Non-GAAP EPS*



Q2 CY 2014 Backlog: $628 Million
(in millions)
Deferred Revenue
10%
Non Refundable Customer Deposits
15%
1%
Letters of Credit
73%
Unshipped Orders

*Please refer to the GAAP to non-GAAP reconciliation on page 3-5.
-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GTAT Investor Financial Summary - Unaudited

(dollars in millions)	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	Q1 CY14	Q2 CY14
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 593.0	$ 509.1	$ 333.2
- Restricted Cash	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 94.7	$ 102.5	$ 0.1
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 498.2	$ 406.6	$ 333.1
Debt, Convertible Notes & Prepayment Obligation	$ 75.0	$ 145.0	$ 298.1	$ 297.0	$ 259.6	$ 260.4	$ 261.3	$ 456.4	$ 552.0	$ 644.8
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 275.9	$ 187.4	$ 181.1	$ 121.1	$ 60.6	$ 34.2	$ (2.9)	$ 41.8	$ (145.4)	$ (311.7)
Vendor Advances	$ 85.4	$ 84.2	$ 99.5	$ 52.9	$ 28.4	$ 25.8	$ 31.2	$ 12.3	$ 17.4	$ 22.8
Customer Deposits	$ 334.1	$ 274.2	$ 251.6	$ 183.1	$ 144.9	$ 112.6	$ 91.8	$ 94.6	$ 92.8	$ 103.8
Deferred Revenue	$ 196.2	$ 149.3	$ 93.2	$ 121.9	$ 146.2	$ 68.2	$ 62.3	$ 119.4	$ 175.6	$ 219.3
Deferred COGS	$ 101.0	$ 71.6	$ 40.5	$ 54.7	$ 72.3	$ 29.2	$ 28.6	$ 29.5	$ 34.6	$ 37.7
Capital Expenditures	$ 14.1	$ 15.0	$ 6.6	$ 3.8	$ 1.6	$ 1.1	$ 1.0	$ 36.2	$ 155.9	$ 225.4
Accounts Receivable	$ 65.7	$ 41.4	$ 11.5	$ 23.8	$ 20.4	$ 11.8	$ 7.5	$ 12.4	$ 13.0	$ 14.0
Inventory	$ 193.3	$ 202.7	$ 216.3	$ 167.1	$ 187.5	$ 156.4	$ 159.9	$ 89.1	$ 111.9	$ 181.7
Accounts Payable	$ 34.3	$ 51.0	$ 43.7	$ 44.8	$ 45.3	$ 16.4	$ 20.3	$ 77.3	$ 153.9	$ 184.6

Non-GAAP Metrics										
ROIC (TTM)	59.9%	47.6%	32.4%	36.3%	-7.1%	-4.8%	-16.0%	-17.0%	-27.0%	-58.8%
ROE (TTM)	74.5%	47.8%	36.8%	36.0%	-5.8%	-4.1%	-11.4%	-19.6%	-30.8%	-53.7%
ROA (TTM)	17.6%	14.5%	10.1%	8.0%	-1.6%	-1.3%	-3.6%	-5.1%	-7.0%	-10.9%
DIO (TTM)	110.7	128.4	144.7	147.7	236.3	221.0	281.3	232.7	306.9	551.0
DSO (TTM)	29.2	19.8	18.5	18.7	35.9	22.1	9.4	22.1	23.1	30.7
DPO (TTM)	33.7	32.2	37.0	46.3	49.4	41.5	47.9	110.9	204.2	327.6
Cash Conversion Cycle (TTM)	106.2	116.1	126.2	120.1	222.8	201.6	242.8	143.8	125.8	254.0
Inventory Turns	4.2	2.1	1.4	1.6	0.9	2.8	0.6	1.2	0.7	1.0
Inventory DOH	87.6	173.3	264.5	221.4	393.0	130.4	656.1	316.0	495.8	382.1

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Definition/Formulas

TTM = Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/Total Capital

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: DIO + DSO - DPO

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/inventory turns)


Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
$700
$600
$500
$400
$300
$200
$100
$0
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14 Q2 CY14


Return on Invested Capital
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
60%
48%
32%
36%
-7%
-5%
-16%
-17%
-27%
-59%
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14 Q2 CY14


Return on Equity
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
74%
48%
37%
36%
-6%
-4%
-11%
-20%
-31%
-54%
Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13 Q1 CY14 Q2 CY14

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
[Unaudited]

	Three Months Ended									
	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	March 29, 2014	June 28, 2014
Non-GAAP Net Income & Earnings per Share										
Net income	$79,073	$14,757	$2,344	($159,409)	($18,681)	$11,947	($38,146)	($37,922)	($41,397)	($86,381)
Non-GAAP adjustments:										
Amortization of acquired intangible assets	2,546	2,547	2,538	2,534	2,455	2,667	2,976	2,975	2,976	3,057
Share-based compensation expense	4,171	4,103	4,818	2,084	4,423	4,906	4,555	4,797	5,711	8,652
Third party acquisition related expenses	223	246	136	945	164	924	371	434	795	456
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-	2,847
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	1,000	1,536	63	6,794	94	2,229
Impairment of goodwill	-	-	-	57,037	-	-	-	-	-	-
Restructuring charges and asset impairments	-	-	-	33,441	2,858	-	4,010	-	-	3,256
Contingent consideration (income) expense	527	155	(9,943)	296	336	(4,310)	4,971	(2,116)	2,375	(538)
Sapphire production ramp up costs	-	-	-	-	-	-	-	-	1,899	45,456
Non-cash portion of interest expense	177	238	342	3,042	4,212	3,300	3,352	8,812	9,850	7,189
Income tax effect of non-GAAP adjustments (1)	(742)	(2,710)	457	(32,354)	(15,299)	2,089	(4,763)	(23,542)	(25,529)	(8,544)
Non-GAAP net income	$85,975	$19,336	$692	($18,110)	(18,040)	23,103	(22,592)	(38,825)	(43,226)	(22,321)
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.71	$0.16	$0.01	($0.15)	($0.15)	$0.19	($0.18)	($0.31)	($0.32)	($0.16)
Diluted weighted average shares outstanding	120,738	119,379	119,874	119,109	119,348	122,749	122,183	126,049	135,432	136,677

(1)For the three months ended June 28, 2014 and for all prior 2013 and 2014 periods presented, the Company has modified its non-GAAP tax expense to reflect tax expense on a cash basis.
For 2012 the Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, sapphire production ramp up costs and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are non-recurring or not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	March 29, 2014	June 28, 2014
Non-GAAP operating income (expense)										
Operating income (expense)	$116,130	$24,605	$5,115	($176,420)	($26,324)	$21,131	($36,178)	($49,756)	($54,638)	($84,405)
Non-GAAP adjustments:										
Amortization of acquired intangible assets	2,546	2,547	2,538	2,534	2,455	2,667	2,976	2,975	2,976	3,057
Share-based compensation expense	4,171	4,103	4,818	2,084	4,423	4,905	4,555	4,797	5,711	8,652
Third party acquisition related expenses	223	246	136	945	164	924	371	434	795	456
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-	2,847
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	1,000	1,536	63	6,794	94	2,229
Impairment of goodwill	-	-	-	57,037	-	-	-	-	-	-
Restructuring charges and asset impairments	-	-	-	33,441	2,858	-	4,010	-	-	3,256
Contingent consideration (income) expense	527	155	(9,943)	296	336	(4,310)	4,971	(2,116)	2,375	(538)
Sapphire production ramp up costs	-	-	-	-	-	-	-	-	1,899	45,456
Non-GAAP operating income	$123,597	$31,656	$2,664	($5,809)	($14,596)	$26,898	($19,213)	($35,929)	($40,788)	($18,990)

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP operating income" as GAAP operating income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, and sapphire production ramp up costs. We consider non-GAAP operating income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are non-recurring or not part of the Company's core operations.

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three months ended									
	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	March 29, 2014	June 28, 2014
Non-GAAP Gross Profit and Gross Margin										
Revenue	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$ 57,776	$ 168,330	$ 40,291	$ 32,570	$ 22,510	$ 58,000
Cost of revenue (excluding sapphire production ramp up costs)	201,562	107,046	75,033	143,491	44,161	109,714	22,514	29,531	21,152	48,657
Sapphire production ramp up costs	-	-	-	-	-	-	-	-	1,899	45,456
Gross Profit	152,328	60,206	35,028	(41,158)	13,615	58,616	17,777	3,039	(541)	(36,113)
Non-GAAP adjustments:										
Share-based compensation expense	433	379	415	358	160	212	249	364	545	508
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	71,754	492	45	19	943	-	2,847
Accelerated depreciation for early retirement of fixed assets	-	-	-	2,520	-	-	-	2,488	-	1,909
Sapphire production ramp up costs	-	-	-	-	-	-	-	-	1,899	45,456
Non-GAAP gross profit	$152,761	$60,585	$35,443	$33,474	$14,267	$58,873	$18,045	$6,834	$1,903	$14,607
Non-GAAP gross margin	43.2%	36.2%	32.2%	32.7%	24.7%	35.0%	44.8%	21.0%	8.5%	25.2%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding share-based compensation, write-down of inventory, vendor advances & PO cancellation fees, the accelerated depreciation for early retirement of fixed assets and sapphire production ramp up costs. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.